AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 13, 2010 TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2010 of the AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the Multimanager Core Bond Portfolio (“Portfolio”).

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Curtis Arledge of BlackRock Financial Management, Inc. (“BlackRock”) no longer serves as a portfolio manager for the Portfolio. Brian Weinstein has been added as a portfolio manager to the allocated portion advised by BlackRock. Accordingly, all references to Mr. Arledge are hereby deleted in the Prospectus and Statement of Additional Information.

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The following information replaces in its entirety the information under the section “Who Manages the Portfolio – Sub-Adviser: BlackRock Financial Management, Inc.”:

Name	Title	Date Began Managing a Portion of the Portfolio
Matthew Marra	Portfolio Manager and Managing Director	June 2002
Brian Weinstein	Managing Director	July 2010

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The following information is added to the section entitled “More Information About the Manager and Sub-Advisers – Multimanager Core Bond Portfolio – BlackRock Financial Management, Inc.”:

Brian Weinstein

Mr. Weinstein has been a Managing Director at BlackRock since 2007 and Co-Portfolio Manager since 2005. Mr. Weinstein is a member of the Multi-Sector and Mortgage Investment Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios.